Exhibit 99.1

                Cash America Reports a 31% Increase in
  Third Quarter Net Income Per Share from Continuing Operations and
                      Declares Regular Dividend


    FORT WORTH, Texas--(BUSINESS WIRE)--Oct. 25, 2007--Cash America International, Inc. (NYSE:CSH) announced today that net income for the third quarter of 2007 was $20,616,000 (68 cents per share). The third quarter results include a pre-tax gain of $6.3 million (13 cents per share after taxes) from the Company's sale of its notes receivable and its rights to acquire a minority ownership position in an overseas pawn lending business, Svensk Pantbelaning. Excluding the gain from the sale, the Company generated a 31% increase in earnings per share as net income increased to $16,560,000 (55 cents per share) during the third quarter 2007 compared to $12,941,000 (42 cents per share) reported in the same period of 2006.

    Total revenue increased 40% during the third quarter 2007 to $231.5 million, up from $165.9 million during the same period in 2006. The primary contributor to the increase in total revenue was a 97% increase in cash advance fees, which were $95.4 million during the third quarter 2007, compared to $48.4 million during the same period in 2006. The growth in cash advance fees is predominantly attributed to the continued expansion of the number of customers accessing credit using the Company's online distribution channel for the product. Also contributing to the increase in total revenue was a 14% increase in revenue related to pawn lending operations, including a 23% increase in sales from the disposition of merchandise and a 5% increase in fees and service charges on pawn loans.

    For the first nine months of fiscal year 2007, Cash America produced a 30% increase in net income excluding one-time gains, of $49,003,000 ($1.61 per share) compared to $37,833,000 ($1.24 per share) in the same period of the prior year. The 2006 year-to-date net income excludes a $1.4 million (5 cents per share) after-tax gain on proceeds from a lease contract that was terminated during the second quarter of that year. Driving the year-over-year net income gain was a 40% increase in total revenue to $668.3 million for the nine-month period ended September 2007 up from $478.8 million for the same period in 2006.

    Commenting on the results for the third quarter, Daniel R. Feehan, President and Chief Executive Officer, said, "We are pleased to see the strong year-over-year growth in revenue in each of our businesses during the third quarter. In addition, during the quarter we began to experience a slight improvement in sequential loss rates on our cash advance loan portfolio as the mix of first time customers using our online platform moderated as a percent of total customers. This natural progression allowed us to begin to demonstrate the opportunity for the growth in earnings and marginal profitability that we anticipated from this distribution platform. We are pleased to see continued growth in this service alternative for our cash advance customers. In addition, we enjoyed another successful quarter from our pawn lending activities led by a 20% increase in gross profit from the disposition of merchandise on strong sales activities during the period."

    Cash America will conduct a conference call to discuss its third quarter earnings Thursday, October 25, 2007 at 3:45 PM CDT. A live web cast of the call will be available on the Company's corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

    Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on November 7, 2007, and will be paid at the close of business on November 21, 2007.

    Outlook for the Fourth Quarter of 2007 and Related Fiscal Year

    Expectations for the remainder of fiscal 2007 will be impacted by earning asset levels based on customer demand for credit products and by customer demand for the sale of merchandise in pawn locations. Other elements expected to affect the growth in revenue include the ongoing maturation of the 169 gross additional pawn and cash advance locations opened or acquired during the last 36 months, the regulatory governance of loan products and the development and profitable growth of the Company's online distribution channel for cash advance products. Based on its views and expectations related to the preceding factors management expects that the fourth quarter 2007 net income per share will be between 84 and 94 cents per share compared to 71 cents per share in the fourth quarter 2006. Therefore, management's expectation for the full year 2007 earnings per share will be between $2.45 and $2.55 compared to $1.95 per share in fiscal 2006. These full year results exclude the pre-tax gain of $6.3 million (13 cents per share after taxes) in the third quarter 2007 and the $1.4 million after-tax gain (5 cents per share) in the second quarter of 2006.

    In addition, management is initiating its preliminary expectations for fiscal year 2008 with an anticipated range of earnings per share of 2.85 to $3.05.

    Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 936 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 495 locations in 22 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its locations including 301 locations that offer this service under the brand names Cash America Payday Advance and Cashland. Short-term cash advances are also offered over the Internet to customers in 31 states in the United States and the United Kingdom at http://www.cashnetusa.com and http://www.quickquid.co.uk, respectively. In addition, check cashing services are provided through its 140 franchised and Company-owned "Mr. Payroll" check cashing centers.

    For additional information regarding the Company and the services it provides, visit the Company's websites located at:

    http://www.cashamerica.com

    http://www.cashnetusa.com

    http://www.cashlandloans.com

    http://www.quickquid.co.uk

    Safe Harbor Statement under the Private Securities Litigation
Reform Act of 1995

    This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the "Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the continued acceptance of the online distribution channel by the Company's cash advance customers, the actions of third parties who offer products and services at the Company's locations, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's businesses, the ability to successfully integrate newly acquired businesses into the Company's operations and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes," "estimates," "plans," "expects," "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.




          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
           HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                (in thousands, except per share data)

                                     Three Months
                                         Ended       Nine Months Ended
                                     September 30,     September 30,
                                   ----------------- -----------------
                                     2007     2006     2007     2006
                                   -------- -------- -------- --------

Consolidated Operations:
  Total revenue                    $231,512 $165,917 $668,265 $478,800
  Net revenue                      $173,819 $119,636 $495,863 $336,891
  Total operating expenses         $143,022 $ 96,292 $408,034 $270,165

  Income from operations           $ 30,797 $ 23,344 $ 87,829 $ 66,726

  Income before income taxes       $ 32,829 $ 20,684 $ 83,032 $ 62,330

  Net Income                       $ 20,616 $ 12,941 $ 53,059 $ 39,242

  Earnings per share:
    Basic                          $   0.70 $   0.44 $   1.78 $   1.32
    Diluted                        $   0.68 $   0.42 $   1.74 $   1.29

  Weighted average shares:
    Basic                            29,535   29,707   29,745   29,652
    Diluted                          30,235   30,548   30,464   30,515





          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                  (in thousands, except share data)

                                                             December
                                            September 30,       31,
                                         -------------------
                                           2007      2006      2006
                                         --------- --------- ---------
                                             (Unaudited)
Assets

  Current assets:
    Cash and cash equivalents            $ 26,412  $ 30,241  $ 25,723
    Pawn loans                            136,722   133,734   127,384
    Cash advances, net                     82,785    70,253    79,975
    Merchandise held for disposition,
     net                                   98,751    83,179    87,060
    Finance and service charges
     receivable                            25,528    23,846    25,377
    Other receivables and prepaid
     expenses                              15,349    11,539    16,128
    Deferred tax assets                    22,455    14,657    16,324
                                         --------- --------- ---------

      Total current assets                408,002   367,449   377,971

  Property and equipment, net             147,813   110,983   119,261
  Goodwill                                283,554   193,379   238,499
  Intangible assets, net                   24,569    27,078    27,477
  Other assets                              3,017    12,296    13,036
                                         --------- --------- ---------

      Total assets                       $866,955  $711,185  $776,244
                                         ========= ========= =========

Liabilities and Stockholders' Equity

  Current liabilities:
    Accounts payable and accrued
     expenses                            $104,784  $ 52,045  $ 91,217
    Customer deposits                       8,211     7,470     7,464
    Income taxes currently payable             16     2,456     2,691
    Current portion of long-term debt      12,786    16,786    16,786
                                         --------- --------- ---------

      Total current liabilities           125,797    78,757   118,158

  Deferred tax liabilities                 15,854    11,688    12,770
  Other liabilities                         1,621     1,578     1,625
  Long-term debt                          251,427   200,617   202,963
                                         --------- --------- ---------

    Total liabilities                     394,699   292,640   335,516
                                         --------- --------- ---------

  Stockholders' equity:
    Common stock, $.10 par value per
     share, 80,000,000 shares
     authorized, 30,235,164 shares
     issued                                 3,024     3,024     3,024
    Additional paid-in capital            162,837   160,234   161,683
    Retained earnings                     337,909   267,004   287,962
    Accumulated other comprehensive
     income (loss)                             (4)       21        20
    Notes receivable secured by common
     stock                                     --      (382)      (18)
    Treasury shares, at cost (1,088,493
     shares, 682,800 shares and 565,840
     shares at September 30, 2007 and
     2006, and December 31, 2006,
     respectively)                        (31,510)  (11,356)  (11,943)
                                         --------- --------- ---------

      Total stockholders' equity          472,256   418,545   440,728
                                         --------- --------- ---------

      Total liabilities and
       stockholders' equity              $866,955  $711,185  $776,244
                                         ========= ========= =========





          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
                (in thousands, except per share data)

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2007      2006      2007      2006
                               --------- --------- --------- ---------
                                             (Unaudited)

Revenue
  Finance and service charges  $ 41,386  $ 39,404  $117,011  $109,047
  Proceeds from disposition of
   merchandise                   91,366    74,426   277,342   234,172
  Cash advance fees              95,417    48,401   260,880   123,235
  Check cashing fees,
   royalties and other            3,343     3,686    13,032    12,346
                               --------- --------- --------- ---------

Total Revenue                   231,512   165,917   668,265   478,800

Cost of Revenue
  Disposed merchandise           57,693    46,281   172,402   141,909
                               --------- --------- --------- ---------

Net Revenue                     173,819   119,636   495,863   336,891

Expenses
  Operations                     74,695    58,263   221,672   177,178
  Cash advance loss provision    43,612    17,503   118,688    32,738
  Administration                 16,450    13,580    43,976    40,447
  Depreciation and
   amortization                   8,265     6,946    23,698    19,802
                               --------- --------- --------- ---------

Total Expenses                  143,022    96,292   408,034   270,165
                               --------- --------- --------- ---------

Income from Operations           30,797    23,344    87,829    66,726

  Interest expense               (4,378)   (3,162)  (12,119)   (8,010)
  Interest income                   145       435       999     1,202
  Foreign currency transaction
   gain                               5        67        63       245
  Gain from termination of
   contract                          --        --        --     2,167
  Gain on sale of foreign
   notes                          6,260        --     6,260        --
                               --------- --------- --------- ---------

Income before Income Taxes       32,829    20,684    83,032    62,330
  Provision for income taxes     12,213     7,743    29,973    23,088
                               --------- --------- --------- ---------

Net Income                     $ 20,616  $ 12,941  $ 53,059  $ 39,242
                               ========= ========= ========= =========

Earnings Per Share:

  Basic                        $   0.70  $   0.44  $   1.78  $   1.32
  Diluted                      $   0.68  $   0.42  $   1.74  $   1.29

Weighted average common shares
 outstanding:

  Basic                          29,535    29,707    29,745    29,652
  Diluted                        30,235    30,548    30,464    30,515

Dividends declared per common
 share                         $  0.035  $  0.025  $  0.105  $  0.075





          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                     FINANCIAL AND OPERATING DATA
               ($ in thousands unless otherwise noted)

                              Three Months Ended    Nine Months Ended
                                 September 30,        September 30,
                             --------------------- -------------------
                                 2007      2006      2007      2006
                             ----------- --------- --------- ---------

PAWN LENDING OPERATIONS:
  Pawn loans
    Annualized yield on pawn
     loans                        121.4%    119.3%    124.1%    123.3%
    Total amount of pawn
     loans written and
     renewed                   $138,100  $129,269  $378,058  $357,170
    Average pawn loan
     balance outstanding       $135,205  $131,089  $126,043  $118,297
    Average pawn loan
     balance per average
     location in operation     $    281  $    284  $    263  $    258
    Ending pawn loan balance
     per location in
     operation                 $    283  $    289  $    283  $    289
    Average pawn loan amount
     at end of period (not
     in thousands)             $    102  $    100  $    105  $    100
    Profit margin on
     disposition of
     merchandise as a
     percentage of proceeds
     from disposition of
     merchandise                   36.9%     37.8%     37.8%     39.4%
    Average annualized
     merchandise turnover           2.5x      2.4x      2.7x      2.6x
    Average balance of
     merchandise held for
     disposition per average
     location in operation     $    192  $    167  $    182  $    157
    Ending balance of
     merchandise held for
     disposition per
     location in operation     $    204  $    180  $    204  $    180

    Pawnshop locations in
     operation -
      Beginning of period,
       owned                        480       457       475       456
        Acquired                      2         5         5         7
        Start-ups                     1         1         4         2
        Combined or closed           --        --        (1)       (2)
                             ----------- --------- --------- ---------
      End of period, owned          483       463       483       463
      Franchise locations at
       end of period                 12        11        12        11
                             ----------- --------- --------- ---------
      Total pawnshop
       locations at end of
       period                       495       474       495       474
                             =========== ========= ========= =========
    Average number of owned
     pawnshop locations             482       462       479       459
                             =========== ========= ========= =========

  Cash advances (a)
    Pawn locations offering
     cash advances at end of
     period                         429       417       429       417
    Average number of pawn
     locations offering cash
     advances                       427       416       425       423

    Amount of cash advances
     written at pawn
     locations:
      Funded by the Company    $ 16,652  $ 18,978  $ 48,899  $ 49,113
      Funded by third-party
       lenders (b) (d)           49,634    57,062   141,510   151,673
                             ----------- --------- --------- ---------
    Aggregate amount of cash
     advances written at
     pawn locations(b) (f)     $ 66,286  $ 76,040  $190,409  $200,786
                             =========== ========= ========= =========

    Number of cash advances
     written at pawn
     locations (not in
     thousands):
      By the Company             54,821    61,516   160,253   154,545
      By third-party lenders
       (b) (d)                  105,873   129,176   308,729   355,651
                             ----------- --------- --------- ---------
    Aggregate number of cash
     advances written at
     pawn locations(b) (f)      160,694   190,692   468,982   510,196
                             =========== ========= ========= =========

    Cash advance customer
     balances due at pawn
     locations (gross):
      Owned by Company (c)     $  8,803  $  8,779  $  8,803  $  8,779
      Owned by third-party
       lenders (b) (d)            9,179    10,474     9,179    10,474
                             ----------- --------- --------- ---------
    Aggregate cash advance
     customer balances due
     at pawn locations
     (gross) (b) (f)           $ 17,982  $ 19,253  $ 17,982  $ 19,253
                             =========== ========= ========= ---------





          CASH AMERICA INTERNATIONAL, INC., AND SUBSIDIARIES
               FINANCIAL AND OPERATING DATA (Continued)
               ($ in thousands unless otherwise noted)

                            Three Months Ended    Nine Months Ended
                              September 30,         September 30,
                            ------------------ -----------------------
                              2007      2006      2007        2006
                            --------- -------- ----------- -----------

CASH ADVANCE OPERATIONS
 (e):
  Storefront operations:
    Amount of cash advances
     written:
      Funded by the Company $187,302  $168,743 $  522,719  $  431,569
      Funded by third-party
       lenders (b) (d)        30,212    34,899     84,884     103,995
                            --------- -------- ----------- -----------
    Aggregate amount of
     cash advances written
     (b) (f)                $217,514  $203,642 $  607,603  $  535,564
                            ========= ======== =========== ===========

    Number of cash advances
     written (not in
     thousands):
      By the Company         513,135   482,560  1,438,490   1,235,431
      By third-party
       lenders (b) (d)        55,090    66,098    159,427     204,114
                            --------- -------- ----------- -----------
    Aggregate number of
     cash advances written
     (b) (f)                 568,225   548,658  1,597,917   1,439,545
                            ========= ======== =========== ===========

    Cash advance customer
     balances due (gross):
      Owned by the Company
       (c)                  $ 51,316  $ 46,642 $   51,316  $   46,642
      Owned by third-party
       lenders (b) (d)         5,259     5,916      5,259       5,916
                            --------- -------- ----------- -----------
    Aggregate cash advance
     customer balances due
     (gross) (b) (f)        $ 56,575  $ 52,558 $   56,575  $   52,558
                            ========= ======== =========== ===========

    Cash advance locations
     in operation
     (excluding online
     lending) -
      Beginning of period        296       291        295         286
        Start-ups                  7         2         10          10
        Combined or closed        (2)       --         (4)         (3)
                            --------- -------- ----------- -----------
      End of period              301       293        301         293
                            ========= ======== =========== ===========
      Average number of
       cash advance
       locations                 299       292        297         289
                            ========= ======== =========== ===========

  Internet lending
   operations:
    Amount of cash advances
     written:
      Funded by the Company $157,887  $ 15,625 $  435,665  $   15,625
      Funded by third-party
       lenders (b) (d)        96,096        --    251,880          --
                            --------- -------- ----------- -----------
    Aggregate amount of
     cash advances written
     (b) (f)                $253,983  $ 15,625 $  687,545  $   15,625
                            ========= ======== =========== ===========

    Number of cash advances
     written (not in
     thousands):
      By the Company         400,942    40,480  1,117,466      40,480
      By third-party
       lenders (b) (d)       159,711        --    441,402          --
                            --------- -------- ----------- -----------
    Aggregate number of
     cash advances written
     (b) (f)                 560,653    40,480  1,558,868      40,480
                            ========= ======== =========== ===========

    Cash advance customer
     balances due (gross):
      Owned by the Company
       (c)                  $ 53,591  $ 25,921 $   53,591  $   25,921
      Owned by third-party
       lenders (b) (d)        16,631        --     16,631          --
                            --------- -------- ----------- -----------
    Aggregate cash advance
     customer balances due
     (gross) (b) (f)        $ 70,222  $ 25,921 $   70,222  $   25,921
                            ========= ======== =========== ===========

    Number of states with
     online lending at end
     of period                    31        27         31          27
    Number of countries
     with online lending at
     end of period                 2         1          2           1





          CASH AMERICA INTERNATIONAL, INC., AND SUBSIDIARIES
               FINANCIAL AND OPERATING DATA (Continued)
               ($ in thousands unless otherwise noted)

                             Three Months Ended    Nine Months Ended
                                September 30,        September 30,
                             ------------------- ---------------------
                                2007      2006      2007       2006
                             ---------- -------- ---------- ----------

  Combined Storefront and
   Internet lending
   operations:
  Amount of cash advances
   written:
    Funded by the Company    $  345,189 $184,368 $  958,384 $  447,194
    Funded by third-party
     lenders (b) (d)            126,308   34,899    336,764    103,995
                             ---------- -------- ---------- ----------
  Aggregate amount of cash
   advances written (b) (f)  $  471,497 $219,267 $1,295,148 $  551,189
                             ========== ======== ========== ==========

  Number of cash advances
   written (not in
   thousands):
    By the Company              914,077  523,040  2,555,956  1,275,911
    By third-party lenders
     (b) (d)                    214,801   66,098    600,829    204,114
                             ---------- -------- ---------- ----------
  Aggregate number of cash
   advances written (b) (f)   1,128,878  589,138  3,156,785  1,480,025
                             ========== ======== ========== ==========

  Cash advance customer
   balances due (gross):
    Owned by the Company (c) $  104,907 $ 72,563 $  104,907 $   72,563
    Owned by third-party
     lenders (b) (d)             21,890    5,916     21,890      5,916
                             ---------- -------- ---------- ----------
  Aggregate cash advance
   customer balances due
   (gross) (b) (f)           $  126,797 $ 78,479 $  126,797 $   78,479
                             ========== ======== ========== ==========

CONSOLIDATED CASH ADVANCE
 PRODUCT SUMMARY (a) (b)
 (e):
  Amount of cash advances
   written:
    Funded by the Company    $  361,841 $203,346 $1,007,283 $  496,307
    Funded by third-party
     lenders (b) (d)            175,942   91,961    478,274    255,668
                             ---------- -------- ---------- ----------
  Aggregate amount of cash
   advances written (b) (f)  $  537,783 $295,307 $1,485,557 $  751,975
                             ========== ======== ========== ==========

  Number of cash advances
   written (not in
   thousands):
    By the Company              968,898  584,556  2,716,209  1,430,456
    By third-party lenders
     (b) (d)                    320,674  195,274    909,558    559,765
                             ---------- -------- ---------- ----------
  Aggregate number of cash
   advances written (b) (f)   1,289,572  779,830  3,625,767  1,990,221
                             ========== ======== ========== ==========

  Average amount per cash
   advance written (not in
   thousands):
    Funded by the Company    $      373 $    348 $      371 $      347
    Funded by third-party
     lenders (b) (d)                549      471        526        474
                             ---------- -------- ---------- ----------
  Aggregate average amount
   per cash advance (b) (f)  $      417 $    379 $      410 $      382
                             ========== ======== ========== ==========

  Cash advance customer
   balances due (gross):
    Owned by the Company (c) $  113,710 $ 81,342 $  113,710 $   81,342
    Owned by third-party
     lenders (b) (d)             31,069   16,390     31,069     16,390
                             ---------- -------- ---------- ----------
  Aggregate cash advance
   customer balances due
   (gross) (b) (f)           $  144,779 $ 97,732 $  144,779 $   97,732
                             ========== ======== ========== ==========

  Total locations offering
   cash advances at end of
   period (excluding online
   lending)                         730      710        730        710
  Average total locations
   offering cash advances
   (excluding online
   lending)                         726      708        722        712
  Number of states with
   online lending at end of
   period                            31       27         31         27
  Number of countries with
   online lending at end of
   period                             2        1          2          1





          CASH AMERICA INTERNATIONAL, INC., AND SUBSIDIARIES
               FINANCIAL AND OPERATING DATA (Continued)
               ($ in thousands unless otherwise noted)

                              Three Months Ended    Nine Months Ended
                                 September 30,        September 30,
                             --------------------- -------------------
                                2007       2006      2007      2006
                             ----------- --------- --------- ---------
CHECK CASHING OPERATIONS
 (Mr. Payroll):
  Centers in operation at
   end of year (not in
   thousands):
    Company-owned locations         5           5         5         5
    Franchised locations (b)      135         133       135       133
                             ----------- --------- --------- ---------
  Combined centers in
   operations at end of year
   (b)                            140         138       140       138
                             =========== ========= ========= =========

  Revenue from Company-owned
   locations                 $    106    $    126  $    379  $    442
  Revenue from franchise
   royalties and other            561         582     1,902     1,949
                             ----------- --------- --------- ---------
    Total revenue (c)        $    667    $    708  $  2,281  $  2,391
                             =========== ========= ========= =========

  Face amount of checks
   cashed:
    Company-owned locations  $  7,902    $  9,196  $ 25,724  $ 29,191
    Franchised locations (b)  291,255     302,366   958,277   968,963
                             ----------- --------- --------- ---------
  Combined face amount of
   checks cashed (b)         $299,157    $311,562  $984,001  $998,154
                             =========== ========= ========= =========

  Fees collected from
   customers:
    Company-owned locations
     (c)                     $    106    $    124  $    379  $    442
    Franchised locations (b)    3,968       4,140    13,544    13,774
                             ----------- --------- --------- ---------
  Combined fees collected
   from customers (b)        $  4,074    $  4,264  $ 13,923  $ 14,216
                             =========== ========= ========= =========

  Fees as a percentage of
   checks cashed:
    Company-owned locations       1.3%        1.4%      1.5%      1.5%
    Franchised locations (b)      1.4         1.4       1.4       1.4
                             ----------- --------- --------- ---------
  Combined fees as a
   percentage of checks
   cashed (b)                     1.4% %      1.4%      1.4%      1.4%
                             =========== ========= ========= =========

  Average check cashed (not
   in thousands):
    Company-owned locations  $    375    $    379  $    396  $    400
    Franchised locations (b)      416         402       442       426
                             ----------- --------- --------- ---------
  Combined average check
   cashed (b)                $    415    $    401  $    441  $    425
                             =========== ========= ========= =========





(a) Includes cash advance activities at the Company's pawn lending locations.
(b) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company's businesses. Management believes information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company's operations.
(c) Amounts recorded in the Company's consolidated financial statements.
(d) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.
(e) Includes cash advance activities at the Company's cash advance storefront locations and through the Company's internet distribution channel.
(f) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.





          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
  CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR
                                LOSSES
                            (in thousands)

                                                       September 30,
                                                      ----------------
                                                        2007    2006
                                                      -------- -------

Funded by the Company (b)
  Active cash advances and fees receivable            $ 69,005 $54,741
  Cash advances and fees in collection                  28,817  20,146
                                                      -------- -------

    Total funded by the Company (b)                     97,822  74,887
                                                      -------- -------

Funded by third-party lenders (a) (c)
  Active cash advances and fees receivable              31,069  17,072
  Cash advances and fees in collection                  15,888   5,773
                                                      -------- -------

    Total funded by third-party lenders (a) (c)         46,957  22,845
                                                      -------- -------

Combined gross portfolio (a) (d)                       144,779  97,732
  Less: Elimination of cash advances owned by third-
   party lenders                                        31,069  16,390
                                                      -------- -------

Company-owned cash advances and fees receivable,
 gross                                                 113,710  81,342
  Less: Allowance for losses                            30,925  11,089
                                                      -------- -------

Cash advances and fees receivable, net                $ 82,785 $70,253
                                                      ======== =======




                              Three Months Ended   Nine Months Ended
                                 September 30,       September 30,
                              ------------------- --------------------
                                2007      2006       2007      2006
                              --------- --------- ---------- ---------

Allowance for company-owned
 cash advances

  Balance at beginning of
   period                     $ 32,173  $  7,541  $  19,513  $  6,309
    Cash advance loss
     provision                  43,604    17,641    118,011    32,859
    Charge-offs                (48,283)  (16,266)  (117,133)  (35,924)
    Recoveries                   3,431     2,173     10,534     7,845
                              --------- --------- ---------- ---------

  Balance at end of period    $ 30,925  $ 11,089  $  30,925  $ 11,089
                              ========= ========= ========== =========

Accrual for third-party
 lender-owned cash advances

  Balance at beginning of
   period                     $  1,824  $    891  $   1,155  $    874
Increase (decrease) in loss
 provision                           8      (138)       677      (121)
                              --------- --------- ---------- ---------

  Balance at end of period    $  1,832  $    753  $   1,832  $    753
                              ========= ========= ========== =========

Combined statistics (d)
  Combined cash advance loss
   provision                  $ 43,612  $ 17,503  $ 118,688  $ 32,738
                              ========= ========= ========== =========
  Combined cash advance loss
   provision as a % of
   combined cash advances
   written (a)                     8.1%      5.9%       8.0%      4.4%
                              ========= ========= ========== =========
  Charge-offs (net of
   recoveries) as a % of
   combined cash advances
   written (a)                     8.3%      4.8%       7.2%      3.7%
                              ========= ========= ========== =========
  Combined allowance for
   losses and accrued third-
   party lender losses as a %
   of combined gross
   portfolio (a)                  22.6%     12.1%      22.6%     12.1%
                              ========= ========= ========== =========


(a) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company's businesses. Management believes information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company's operations.
(b) Cash advances written by the Company in its pawn and cash advance locations and through the Company's Internet distribution channel.
(c) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company's pawn and cash advance locations and through the Company's Internet distribution channel.
(d) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company's pawn and cash advance locations and through the Company's Internet distribution channel.





          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
             INCOME FROM OPERATIONS BY OPERATING SEGMENT
            THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                            (in thousands)

                                         Cash
                                Pawn     Advance  Check
                                Lending    (1)    Cashing Consolidated
                               -------- -------- -------- ------------

Three Months Ended September
 30, 2007:
------------------------------

Revenue
  Finance and service charges $ 41,386 $ -- $ -- $ 41,386 Proceeds from disposition of
   merchandise                   91,366       --       --       91,366
  Cash advance fees              11,301   84,116       --       95,417
  Check cashing fees,
   royalties and other              698    1,826      819        3,343
                               -------- -------- -------- ------------

Total revenue                   144,751   85,942      819      231,512

Cost of revenue - disposed
 merchandise                     57,693       --       --       57,693
                               -------- -------- -------- ------------

Net revenue                      87,058   85,942      819      173,819
                               -------- -------- -------- ------------

Expenses
  Operations                     46,955   27,461      279       74,695
  Cash advance loss provision     4,973   38,639       --       43,612
  Administration                  9,587    6,632      231       16,450
  Depreciation and
   amortization                   5,272    2,901       92        8,265
                               -------- -------- -------- ------------

Total expenses                   66,787   75,633      602      143,022
                               -------- -------- -------- ------------

Income from operations         $ 20,271 $ 10,309   $  217     $ 30,797
                               ======== ======== ======== ============

As of September 30, 2007:
------------------------------

Total assets                   $582,072 $277,986   $6,897     $866,955
                               ======== ======== ======== ============
Goodwill                       $143,665 $134,579   $5,310     $283,554
                               ======== ======== ======== ============



Three Months Ended September
 30, 2006:
------------------------------

Revenue
  Finance and service charges $ 39,404 $ -- $ -- $ 39,404 Proceeds from disposition of
   merchandise                   74,426       --       --       74,426
  Cash advance fees              11,963   36,438       --       48,401
  Check cashing fees,
   royalties and other              743    1,887    1,056        3,686
                               -------- -------- -------- ------------

Total revenue                   126,536   38,325    1,056      165,917

Cost of revenue - disposed
 merchandise                     46,281       --       --       46,281
                               -------- -------- -------- ------------

Net revenue                      80,255   38,325    1,056      119,636
                               -------- -------- -------- ------------

Expenses
  Operations                     43,148   14,788      327       58,263
  Cash advance loss provision     5,934   11,569       --       17,503
  Administration                  8,164    5,118      298       13,580
  Depreciation and
   amortization                   4,748    2,107       91        6,946
                               -------- -------- -------- ------------

Total expenses                   61,994   33,582      716       96,292
                               -------- -------- -------- ------------

Income from operations         $ 18,261 $  4,743   $  340     $ 23,344
                               ======== ======== ======== ============

As of September 30, 2006:
------------------------------

Total assets                   $529,258 $174,621   $7,306     $711,185
                               ======== ======== ======== ============
Goodwill                       $132,142 $ 55,927   $5,310     $193,379
                               ======== ======== ======== ============




          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
             INCOME FROM OPERATIONS BY OPERATING SEGMENT
            NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                            (in thousands)

                                         Cash
Nine Months Ended September     Pawn     Advance  Check
 30, 2007:                      Lending    (1)    Cashing Consolidated
------------------------------ -------- -------- -------- ------------

Revenue
  Finance and service charges $117,011 $ -- $ -- $117,011 Proceeds from disposition of
   merchandise                  277,342       --       --      277,342
  Cash advance fees              31,411  229,469       --      260,880
  Check cashing fees,
   royalties and other            2,438    7,777    2,817       13,032
                               -------- -------- -------- ------------

Total revenue                   428,202  237,246    2,817      668,265

Cost of revenue - disposed
 merchandise                    172,402       --       --      172,402
                               -------- -------- -------- ------------

Net revenue                     255,800  237,246    2,817      495,863
                               -------- -------- -------- ------------

Expenses
  Operations                    140,654   80,074      944      221,672
  Cash advance loss provision    11,542  107,146       --      118,688
  Administration                 25,894   17,326      756       43,976
  Depreciation and
   amortization                  15,406    7,998      294       23,698
                               -------- -------- -------- ------------

Total expenses                  193,496  212,544    1,994      408,034
                               -------- -------- -------- ------------

Income from operations         $ 62,304 $ 24,702   $  823     $ 87,829
                               ======== ======== ======== ============




Nine Months Ended September
 30, 2006:
------------------------------

Revenue
  Finance and service charges $109,047 $ -- $ -- $109,047 Proceeds from disposition of
   merchandise                  234,172       --       --      234,172
  Cash advance fees              31,893   91,342       --      123,235
  Check cashing fees,
   royalties and other            2,046    7,220    3,080       12,346
                               -------- -------- -------- ------------

Total revenue                   377,158   98,562    3,080      478,800

Cost of revenue - disposed
 merchandise                    141,909       --       --      141,909
                               -------- -------- -------- ------------

Net revenue                     235,249   98,562    3,080      336,891
                               -------- -------- -------- ------------

Expenses
  Operations                    132,164   44,033      981      177,178
  Cash advance loss provision    11,541   21,197       --       32,738
  Administration                 24,396   14,872    1,179       40,447
  Depreciation and
   amortization                  13,568    5,973      261       19,802
                               -------- -------- -------- ------------

Total expenses                  181,669   86,075    2,421      270,165
                               -------- -------- -------- ------------

Income from operations         $ 53,580 $ 12,487   $  659     $ 66,726
                               ======== ======== ======== ============





          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
             INCOME FROM OPERATIONS BY OPERATING SEGMENT
            THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                            (in thousands)

(1) The Cash Advance segment is comprised of two distribution channels for the same product, a multi-unit, "storefront" platform of 301 units and an on-line, internet based lending platform. The amounts for the three and nine months ended September 30, 2006 include 15 days of activity, as the internet based lending platform was purchased on September 15, 2006. The following table summarizes the results from each channel's contributions to the Cash Advance segment as of September 30, 2007:

                                                               Total
                                                     Internet   Cash
Three Months Ended September 30, 2007:    Storefront  Lending  Advance
----------------------------------------- ---------- -------- --------

Revenue
  Cash advance fees                         $ 34,249 $ 49,867 $ 84,116
  Check cashing fees, royalties and other      1,826       --    1,826
                                          ---------- -------- --------

Total revenue                                 36,075   49,867   85,942


Expenses
  Operations                                  17,194   10,267   27,461
  Cash advance loss provision                 11,585   27,054   38,639
  Administration                               2,780    3,852    6,632
  Depreciation and amortization                2,072      829    2,901
                                          ---------- -------- --------

Total expenses                                33,631   42,002   75,633
                                          ---------- -------- --------

Income from operations                      $  2,444 $  7,865 $ 10,309
                                          ========== ======== ========

As of September 30, 2007:
-----------------------------------------

Total assets                                $122,673 $155,313 $277,986
                                          ========== ======== ========
Goodwill                                    $ 44,618 $ 89,961 $134,579
                                          ========== ======== ========

                                                               Total
                                                     Internet   Cash
                                                     -------- --------
Three Months Ended September 30, 2006:    Storefront Lending  Advance
----------------------------------------- ---------- -------- --------

Revenue
  Cash advance fees                         $ 32,815 $  3,623 $ 36,438
  Check cashing fees, royalties and other      1,887       --    1,887
                                          ---------- -------- --------

Total revenue                                 34,702    3,623   38,325
                                          ---------- -------- --------


Expenses
  Operations                                  14,193      595   14,788
  Cash advance loss provision                 10,332    1,237   11,569
  Administration                               4,928      190    5,118
  Depreciation and amortization                1,947      160    2,107
                                          ---------- -------- --------

Total expenses                                31,400    2,182   33,582
                                          ---------- -------- --------

Income from operations                      $  3,302 $  1,441 $  4,743
                                          ========== ======== ========

As of September 30, 2006:
-----------------------------------------

Total assets                                $122,232 $ 52,389 $174,621
                                          ========== ======== ========
Goodwill                                    $ 44,618 $ 11,309 $ 55,927
                                          ========== ======== ========





          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
             INCOME FROM OPERATIONS BY OPERATING SEGMENT
            NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                            (in thousands)


                                                               Total
                                                     Internet   Cash
Nine Months Ended September 30, 2007:     Storefront  Lending  Advance
----------------------------------------- ---------- -------- --------

Revenue
  Cash advance fees                         $ 95,240 $134,229 $229,469
  Check cashing fees, royalties and other      7,772        5    7,777
                                          ---------- -------- --------

Total revenue                                103,012  134,234  237,246
                                          ---------- -------- --------


Expenses
  Operations                                  50,539   29,535   80,074
  Cash advance loss provision                 28,716   78,430  107,146
  Administration                               7,935    9,391   17,326
  Depreciation and amortization                5,924    2,074    7,998
                                          ---------- -------- --------

Total expenses                                93,114  119,430  212,544
                                          ---------- -------- --------

Income from operations                      $  9,898 $ 14,804 $ 24,702
                                          ========== ======== ========



                                                               Total
                                                     Internet   Cash
Nine Months Ended September 30, 2006:     Storefront  Lending  Advance
----------------------------------------- ---------- -------- --------

Revenue
  Cash advance fees                         $ 87,719 $  3,623 $ 91,342
  Check cashing fees, royalties and other      7,220       --    7,220
                                          ---------- -------- --------

Total revenue                                 94,939    3,623   98,562
                                          ---------- -------- --------


Expenses
  Operations                                  43,438      595   44,033
  Cash advance loss provision                 19,960    1,237   21,197
  Administration                              14,682      190   14,872
  Depreciation and amortization                5,813      160    5,973
                                          ---------- -------- --------

Total expenses                                83,893    2,182   86,075
                                          ---------- -------- --------

Income from operations                      $ 11,046 $  1,441 $ 12,487
                                          ========== ======== ========


    CONTACT: Cash America International, Inc.
             Thomas A. Bessant, Jr., 817-335-1100